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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  July 29, 2004
                Date of Report (Date of earliest event reported)

                           QUAKER CHEMICAL CORPORATION
             (Exact name of Registrant as specified in its charter)

                          Commission File Number 0-7154

            PENNSYLVANIA                                 No. 23-0993790
   (State or other jurisdiction of                      (I.R.S. Employer
   incorporation or organization)                      Identification No.)

                                 One Quaker Park
                                901 Hector Street
                        Conshohocken, Pennsylvania 19428
                    (Address of principal executive offices)
                                   (Zip Code)

            (610) 832-4000 (Registrant's telephone number, including
                                   area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      The following exhibit is filed as part of this report:

Exhibit No.
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   99.1        Press Release of Quaker Chemical Corporation dated July 29, 2004.

Item 12. Results of Operations and Financial Condition.

      On July 29, 2004, Quaker Chemical Corporation announced its results of operations for the quarter ended June 30, 2004 in a press release, the text of which is included as Exhibit 99.1 hereto.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             QUAKER CHEMICAL CORPORATION
                                             Registrant

Date: July 29, 2004                          By:   /s/ Michael F. Barry
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                                                   Michael F. Barry
                                                   Vice President and
                                                   Chief Financial Officer